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                                                                   EXHIBIT 10.13

                           [TASER INTERNATIONAL LOGO]

                                PROMISSORY NOTE

Amount of Note ($): $200,000 CASH
City: SCOTTSDALE, State: ARIZONA
Date: MARCH 31, 2000

     FOR VALUE RECEIVED the undersigned jointly and severally promise(s) to pay to the order of:

     BRUCE R. CULVER

the principal sum of:

     TWO HUNDRED THOUSAND & NO/100 ($200,000.00) DOLLARS together with interest thereon from the date at the rate of:

     10.00%

percent per annum until maturity. The principal balance and interest shall be due and payable on or before January 1, 2001.

     Unless specifically disallowed by law, should litigation arise hereunder, service of process therefore may be obtained through certified mail, return receipt requested; the parties hereto waiving and all rights they may have to object to the method by which service was perfected.

     All matters pertinent to this Agreement (including its interpretation, application, validity, performance and breach), shall be governed by, construed and enforce in accordance with the laws of the State of Arizona. The parties herein waive trial by jury and agree to submit to the personal jurisdiction and venue of a court of subject matter jurisdiction located in Maricopa County, State of Arizona. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled. In such event, no action shall be entertained by said court or any court of competent jurisdiction if filed more than one year subsequent to the date the cause(s) of action actually accrued regardless of whether damages were otherwise as of said time calculable.

                            TASER INTERNATIONAL INC.
                            ------------------------
                                  CORPORATION



/s/ Bruce R. Culver                     By: /s/ Patrick W. Smith
--------------------------------        -------------------------------------
Signature                               Signature

Bruce R. Culver                         Patrick W. Smith
Name Printed                            CEO